UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5360

Oppenheimer Main Street Funds, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/31/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS May 31, 2013 / Unaudited

	Shares	Value
Common Stocks—98.2%
Consumer Discretionary—6.4%
Automobiles—1.1%
Ford Motor Co.	4,485,250	$70,328,720

Media—1.5%
Time Warner, Inc.	1,614,830	94,257,627

Specialty Retail—3.8%
AutoZone, Inc.[1]	367,637	150,301,035
TJX Cos., Inc. (The)	1,717,530	86,924,193

		237,225,228

Consumer Staples—10.9%
Beverages—1.3%
Dr Pepper Snapple Group, Inc.	1,754,500	80,671,910

Food Products—3.7%
J.M. Smucker Co. (The)	861,250	86,951,800
Kraft Foods Group, Inc.	1,938,943	106,893,928
Mondelez International, Inc., Cl. A	1,294,610	38,139,211

		231,984,939

Household Products—1.5%
Henkel AG & Co. KGaA	228,260	18,702,558
Henkel AG & Co. KGaA, Preference	811,405	78,560,451

		97,263,009

Tobacco—4.4%
Philip Morris International, Inc.	3,044,078	276,737,131

Energy—8.5%
Energy Equipment & Services—3.2%
National Oilwell Varco, Inc.	2,877,470	202,286,141

Oil, Gas & Consumable Fuels—5.3%
Chevron Corp.	1,790,219	219,749,382
Noble Energy, Inc.	1,915,260	110,414,739

		330,164,121

Financials—21.2%
Commercial Banks—3.0%
CIT Group, Inc.[1]	3,744,986	172,568,955
M&T Bank Corp.	170,570	17,892,793

		190,461,748

Consumer Finance—1.7%
Discover Financial Services	2,259,840	107,139,014

Diversified Financial Services—12.4%
Citigroup, Inc.	3,513,480	182,665,825
CME Group, Inc., Cl. A	1,132,560	76,934,801

	Shares	Value
Diversified Financial Services (Continued)
JPMorgan Chase & Co.	5,601,610	$305,791,890
McGraw Hill Financial, Inc.	2,493,998	136,047,591
Moody’s Corp.	585,400	38,893,976
MSCI, Inc., Cl. A1	1,162,460	40,965,090

		781,299,173

Insurance—4.1%
American International Group, Inc.[1]	2,150,310	95,602,783
Lincoln National Corp	1,298,930	46,319,844
Marsh & McLennan Cos., Inc.	2,918,170	116,785,163

		258,707,790

Health Care—14.6%
Health Care Equipment & Supplies—3.0%
Covidien plc	2,972,920	189,077,712

Health Care Providers & Services—4.6%
Express Scripts Holding Co.[1]	3,290,182	204,386,106
UnitedHealth Group, Inc.	1,395,960	87,428,975

		291,815,081

Pharmaceuticals—7.0%
Abbott Laboratories	1,528,670	56,056,329
AbbVie, Inc.	1,927,130	82,269,180
Actavis, Inc.[1]	995,960	122,791,908
Bristol-Myers Squibb Co.	326,340	15,014,903
Pfizer, Inc.	3,679,170	100,183,799
Sanofi	642,070	67,522,865

		443,838,984

Industrials—10.7%
Aerospace & Defense—0.8%
L-3 Communications Holdings, Inc.	566,130	48,172,002

Air Freight & Couriers—2.4%
United Parcel Service, Inc., Cl. B	1,758,686	151,071,127

Commercial Services & Supplies—3.0%
ADT Corp. (The)	1,318,304	53,509,959
Tyco International Ltd.	4,076,278	137,818,959

		191,328,918

Professional Services—1.5%
Towers Watson & Co., Cl. A	1,221,400	94,878,352

Road & Rail—3.0%
Canadian National Railway Co.	696,340	70,518,352

1    OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Road & Rail (Continued)
CSX Corp.	4,662,270	$117,535,827

		188,054,179

Information Technology—22.5%
Communications Equipment—1.9%
QUALCOMM, Inc.	1,911,668	121,352,685

Computers & Peripherals—6.0%
Apple, Inc.	710,955	319,702,244
Western Digital Corp.	848,050	53,698,526

		373,400,770

Electronic Equipment, Instruments, & Components—1.1%
Corning, Inc.	4,682,500	71,970,025

Internet Software & Services—6.0%
eBay, Inc.[1]	3,909,190	211,487,179
Facebook, Inc., Cl. A1	2,396,290	58,349,662
Google, Inc., Cl. A1	123,446	107,448,633

		377,285,474

IT Services—5.2%
Amdocs Ltd.	1,214,410	43,354,437
International Business Machines Corp.	1,354,070	281,673,641

		325,028,078

Software—2.3%
Microsoft Corp.	4,170,730	145,475,062

	Shares	Value
Materials—2.7%
Chemicals—0.4%
PPG Industries, Inc.	146,880	$22,562,237

Construction Materials—2.3%
Vulcan Materials Co.	2,744,953	147,074,582

Telecommunication Services—0.7%
Wireless Telecommunication Services—0.7%
America Movil SAB de CV, Series L, ADR	2,087,790	41,567,899

Total Common Stocks (Cost $4,281,929,219)		6,182,479,718

Investment Company—1.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[2,3]
(Cost $118,843,243)	118,843,243	118,843,243

Total Investments, at Value
(Cost $4,400,772,462)	100.1%	6,301,322,961

Liabilities in Excess of Other Assets	(0.1)	(5,765,540)

Net Assets	100.0%	$6,295,557,421

Footnotes to Statement of Investments

1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 31, 2012	Gross Additions	Gross Reductions	Shares May 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	215,909,645	1,151,224,212	1,248,290,614	118,843,243

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$118,843,243	$96,034

3.	Rate shown is the 7-day yield as of May 31, 2013.

2    OPPENHEIMER MAIN STREET FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued

3    OPPENHEIMER MAIN STREET FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuration (Continued)

based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or

4    OPPENHEIMER MAIN STREET FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

(ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

5    OPPENHEIMER MAIN STREET FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The table below categorizes amounts as of May 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stock
Consumer Discretionary	$401,811,575	$—	$—	$401,811,575
Consumer Staples	589,393,980	97,263,009	—	686,656,989
Energy	532,450,262	—	—	532,450,262
Financials	1,337,607,725	—	—	1,337,607,725
Health Care	857,208,912	67,522,865	—	924,731,777
Industrials	673,504,578	—	—	673,504,578
Information Technology	1,414,512,094	—	—	1,414,512,094
Materials	169,636,819	—	—	169,636,819
Telecommunication Services	41,567,899	—	—	41,567,899
Investment Company	118,843,243	—	—	118,843,243

Total Assets	$6,136,537,087	$164,785,874	$—	$6,301,322,961

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$(13,922,493)	$13,922,493

Total Assets	$(13,922,493)	$13,922,493

*	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

6    OPPENHEIMER MAIN STREET FUND

Federal Taxes (Continued)

Federal tax cost of securities	$4,404,826,097

Gross unrealized appreciation	$1,911,765,113
Gross unrealized depreciation	(15,268,249)

Net unrealized appreciation	$1,896,496,864

7    OPPENHEIMER MAIN STREET FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Funds, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2013